Savings Plans	12 Months Ended
Jun. 29, 2011
Savings Plans
Savings Plans
12.	SAVINGS PLANS

We sponsor a qualified defined contribution retirement plan ("Plan I") covering all employees who have attained the age of twenty-one and have completed one year and 1,000 hours of service. Plan I allows eligible employees to contribute, subject to IRS limitations on total annual contributions, up to 50% of their base compensation and 100% of their eligible bonuses, as defined in the plan, to various investment funds. We match in cash at a rate of 100% of the first 3% an employee contributes and 50% of the next 2% the employee contributes with immediate vesting. In fiscal 2011, 2010, and 2009, we contributed approximately $6.3 million, $7.3 million, and $8.1 million, respectively.

We also sponsor a non-qualified defined contribution plan covering a select group of highly compensated employees, as defined in the plan. Eligible employees are allowed to defer receipt of up to 50% of their base compensation and bonus, as defined in the plan. There is no company match, but employee contributions earn interest based on a rate determined and announced in November prior to the start of the plan year. Employee contributions and earnings thereon vest immediately. A Rabbi Trust is used to fund obligations of the non-qualified plan. The market value of the trust assets is included in other assets and the liability to plan participants is included in other liabilities.